                                                                   EXHIBIT 10.53

[LOGO] M&T BANK                                       GENERAL SECURITY AGREEMENT
       Manufacturers and Traders Trust Company

Name(s) of Undersigned Commonwealth Scientific Corporation

Address(es) of Undersigned 500 Pendelton Street Alexandria, Virginia 22314

      In consideration of Manufacturers and Traders Trust Company, a New York banking corporation having its chief executive office at One M&T Plaza, Buffalo, New York 14240, Attention: General Counsel's Office (the "Secured Party") See Addendum for additional Secured Parties now heretofore or hereafter (1) granting any loan, credit or other financial accommodation to, or in reliance upon any guaranty, endorsement or other assurance of, (a) any of the undersigned; or (b) CVC PRODUCTS, INC. (Name), ______________________________________, a Delaware
Corporation (Type of entity and, if not an individual, jurisdiction in which organized) _______________________________________________ having his or her residence or its only place of business or chief executive office at 525 Lee Road, Rochester, NY 14606 [ILLEGIBLE] (Address) ______________________________________________, (the "Borrower"), (2) permitting any extension, renewal, refinancing, modification or replacement of any indebtedness, liability or obligation arising as a direct or indirect result of any such loan, credit or other financial accommodation, (3) surrendering or releasing any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing the payment of, or otherwise directly or indirectly applicable to, any such indebtedness, liability or obligation or (4) granting any waiver of, or any forbearance or other indulgence relating to, any right or remedy relating to any such indebtedness, liability or obligation, to any such guaranty, endorsement or other assurance, to any such collateral or other security or to any such subordination, and for other valuable consideration, the receipt of which is acknowledged, each of the undersigned agrees with the Secured Party as follows:

1. Reference to Definitions.

      a. For purposes of this Agreement, each of the following terms has the meaning given it in Section 16 of this Agreement: (i) Bankruptcy Law, (ii) Collateral, (iii) Debtor, (iv) Equipment, (v) Event of Default, (vi) General Intangible, (vii) Goods, (viii) Inventory, (ix) Investment Property, (x) Obligations, (xi) Other Collateral, (xii) Other Obligor, (xiii) Permitted Lien,
(xiv) Person, (xv) Primary Obligor, (xvi) Security Interest and (xvii)
Successor.

      b. Unless otherwise defined in this Agreement, capitalized terms shall have the meanings set forth in the New York Uniform Commercial Code as in effect as of the date of this Agreement ("UCC").

2. Security Interest; Nature of Security Interest.

      a. To secure the payment of the Obligations, each of the undersigned grants to each Secured Party a security interest in, and assigns, pledges and hypothecates to each Secured Party, the Collateral.

      b. Each Security Interest (i) is unconditional, (ii) is independent of and in addition to all Other Collateral, (iii) is a continuing security interest, assignment, pledge or hypothecation, and (iv) shall continue in full force and effect except insofar as this Agreement is terminated as provided in Section 12g of this Agreement.

      3. Reinstatement of Obligations. Each portion of the Obligations that is
(a) paid by any money received or applied by the Secured Party (including, but not limited to, any such money constituting, or received or applied because of the existence of, any of the Collateral or any Other Collateral) and later returned by or otherwise recovered from the Secured Party as a direct or indirect result of any claim, regardless of the basis or outcome thereof, whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, for the return or for any other recovery of such money (including, but not limited to, any such claim based, in whole or in part, upon any allegation that (i) such money constituted trust funds for purposes of the Lien Law of the State of New York or for purposes of any similar statute, regulation or other law, (ii) the receipt or application of such money constituted an impermissible setoff or (iii) the receipt or application of such money, or the grant or perfection of any security interest in, or of any other lien or encumbrance upon, any of the Collateral or any Other Collateral, constituted a preference, fraudulent transfer or fraudulent conveyance) or (b) satisfied by the Secured Party's retention of any portion of the Collateral, or by the Secured Party's retention of any Other Collateral, that is later returned by or otherwise recovered from the Secured Party as a direct or indirect result of any claim, regardless of the basis or outcome thereof, whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, for the return or for any other recovery of such portion of the Collateral or Other Collateral (including, but not limited to, any such claim based, in whole or in part, upon any allegation that the grant or perfection of any security interest in, or of any other lien or encumbrance upon, such portion of the Collateral or Other Collateral constituted a preference, fraudulent transfer or fraudulent conveyance) shall be reinstated as part of the Obligations for purposes of this Agreement (including, but not limited to, Section 12g of this Agreement) as of the date it originally arose and for purposes of each statute of limitations with respect to any action or other legal proceeding by the Secured Party against any Debtor relating to this Agreement as of the date of such return or other recovery of such money, portion of the Collateral or Other Collateral.

4. Covenants.

      a. Simultaneously with the execution and delivery to the Secured Party of this Agreement, each of the undersigned shall execute and deliver to the Secured Party each financing statement, notice of lien, instrument of assignment and other writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to perfect or accomplish any Security Interest.

      b. Simultaneously with the execution and delivery to the Secured Party of this Agreement, each of the undersigned shall deliver each presently existing instrument included in the Collateral (except for any check or other draft) and held by him, her or it to the Secured Party with each endorsement, instrument of assignment and other writing that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to accomplish the assignment or other transfer of such Instrument to the Secured Party. Until such delivery, he, she or it shall hold such Instrument in trust for the Secured Party.

      c. Immediately upon receiving any Instrument included in the Collateral (except for, until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, any check or other draft), each Debtor shall deliver such Instrument to the Secured Party with each endorsement, instrument of assignment and other writing that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to accomplish the assignment or other transfer of such Instrument to the Secured Party. Until such delivery, such Debtor shall hold such Instrument in trust for the Secured Party.

      d. Each Debtor shall provide to the Secured Party, in form satisfactory to the Secured Party, (i) the financial and other Information required to be provided to Bank by Borrower under Loan Agreement dated March 31, 1998

(iv) promptly upon the request of the Secured Party, all additional information relating to such Debtor or to such Debtor's business, operations, assets, affairs or condition (financial or other) that is so requested.

      e. Each Debtor shall maintain accurate and complete records relating to the Collateral (including, but not limited to, upon the request of the Secured Party, a perpetual inventory record relating to Inventory included in the Collateral) in conformity with generally accepted accounting principles consistently applied.

      f. Before, the end of any applicable grace period, each Debtor shall pay each tax, assessment, fee and charge imposed by any government or political subdivision upon any of the Collateral, upon the ownership, possession, use, operation, sale or lease of any of the Collateral, upon this Agreement or upon any Instrument evidencing any of the Obligations.

      g. Each Debtor shall obtain and maintain in full force and effect each authorization, approval, permit, consent, franchise and license from any Person necessary for the ownership, possession, use, operation, sale or lease of any of the Collateral.

      h. Each Debtor shall defend the Collateral against each demand, claim, counterclaim, setoff and defense asserted by any Person other than the Secured Party (including, but not limited to, any Account Debtor).

      i. Each Debtor shall indemnify the Secured Party on demand against each liability, cost and expense (including, but not limited to, if the Secured Party retains counsel for advice, for litigation or for any other purpose, each attorney's fee and disbursement) incurred by the Secured Party as a direct or indirect result of any claim, regardless of the basis or outcome thereof, whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise and whether now existing or hereafter arising, arising out of the ownership, possession, use, operation, sale or lease at any of the Collateral.

      j. Each Debtor shall (i) keep all Goods included in the Collateral insured against each risk to which any of such Goods may at any time be subject (including, but not limited to, fire, theft and risks covered by extended coverage) and (ii) maintain insurance against liability on account at damage to any Person or property arising out of the ownership, possession, use, operation, sale or lease of any of such Goods. Such insurance shall be provided in such amounts, for such periods, on such terms, with such special endorsements and by such companies as shall be satisfactory to the Secured Party. Each Debtor shall deliver to the Secured Party a copy of each policy pursuant to which any of such insurance is provided. Without limiting the generality of the first two sentences of this Section 4j, (i) each policy pursuant to which any of the insurance described in clause (i) of the first sentence of this Section 4j is provided shall contain a mortgagee clause and a lender's loss payable clause (for non-realty collateral), in form and substance satisfactory to the Secured Party, (A) naming the Secured Party as a mortgagee or lender's loss payable, as the case may be, as the interest of the Secured Party may appear and (B) providing that (I) all money payable pursuant to any insurance provided pursuant to such policy shall be payable to the Secured Party, (II) no insurance provided pursuant to such policy shall be affected by any act or omission of any Debtor or of any owner of any real property referred to in such policy and (III) neither such policy nor such mortgagee or lender's loss payable clause may be canceled, terminated or adversely amended except upon thirty days' prior written notice to the Secured Party and (ii) each policy pursuant to which any of the insurance described in clause (ii) of the first sentence of this Section 4j is provided shall contain a clause, in form and substance satisfactory to the Secured Party, (A) naming the Secured Party as an additional insured as the interest of the Secured Party may appear and (B) providing that neither such policy nor such clause may be canceled, terminated or adversely amended except upon thirty days' prior written notice to the Secured Party.

      k. Each Debtor shall immediately (i) cause all Goods included in the Collateral to be properly titled and registered to the extent required by any applicable statute, regulation or other law, (ii) cause the interest of the Secured Party to be properly noted on each certificate of title relating to any of such Goods and (iii) deliver each such certificate received by such Debtor to the Secured Party.

      l. Each Debtor shall (i) keep each Fixture and piece of Equipment included in the Collateral in as good condition as when first delivered to any Debtor, ordinary wear and tear excepted, (ii) perform maintenance on each such Fixture and piece of Equipment strictly in accordance with each applicable specification of any manufacturer or seller thereof and (iii) use and operate each such Fixture and piece of Equipment, and permit each such Fixture and piece of Equipment to be used and operated, only in the manner in which it was designed to be used and operated so as to subject it only to ordinary wear and tear.

      m. Each Debtor shall use his, her or its best efforts to cause any issuer of any Investment Property included in the Collateral to make public, whether by filing reports with the Securities and Exchange Commission or otherwise, all information with respect to such issuer necessary or desirable to permit the sale or other disposition of such Investment Property without registration pursuant to the Securities Act of 1933.

      n. If any Account or General Intangible included in the Collateral represents money owing pursuant to any contract for the improvement of real property or for a public improvement for purposes of the Lien Law of the State of New York, each Debtor shall (i) immediately send or deliver notice of such fact to the Secured Party, (ii) receive and hold any money advanced by the Secured Party with respect to such Account or General Intangible as a trust fund to be first applied to the payment of trust claims as such term is defined in
Section 71 of such Lien Law, (iii) until each such trust claim is paid, not use or permit the use of any of such money for any purpose other than the payment of such trust claims and (iv) promptly upon the request of the Secured Party, execute and deliver each writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to give or file notice of the Secured Party's interest in such Account or General Intangible pursuant to whichever of Sections 15, 16 and 73 of such Lien Law is applicable.

      o. If any Account or General Intangible included in the Collateral arises out of a contract with any government or political subdivision (including, but not limited to, the United States) or with any department, agency or instrumentality thereof, such Debtor shall (i) immediately send or deliver notice of such fact to the Secured Party and (ii) promptly upon the request of the Secured Party, execute and deliver each writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party properly to protect and enforce its rights under any statute, regulation or other law (including, but not limited to, the Federal Assignments of Claims Act) the interest of the Secured Party in such Account or General Intangible.

      p. Each Debtor shall promptly deliver or send to the Secured Party notice of any failure of any Account Debtor or other Person to perform any obligation relating to any Account, Chattel Paper, General Intangible, Instrument, Investment Property, Document or Deposit Account included in the Collateral.

      q. Immediately upon receiving any proxy statement, notice or other communication relating to any Investment Property included in the Collateral, each Debtor shall (i) if such proxy statement, notice or other communication is in writing, deliver a copy thereof to the Secured Party or (ii) if such proxy statement, notice or other communication is not in writing, deliver or send notice thereof to the Secured Party.

      r. Immediately upon acquiring knowledge or reason to know that any Goods included in the Collateral have been affixed to, or have been installed in or on, any real property or any Goods not included in the Collateral, each Debtor shall deliver or send notice of such fact to the Secured Party.

      s. Immediately upon acquiring knowledge or reason to know of any maturity, call, exchange, conversion, redemption, offer, tender or similar matter relating to any Investment Property or Deposit Account included in the Collateral, each Debtor shall deliver or send notice thereof to the Secured Party.

      t. Immediately upon acquiring knowledge or reason to know of any loss, destruction or theft of, or of any damage to, any of the Collateral from any cause of any kind, each Debtor shall send or deliver notice thereof to the Secured Party.

      u. Immediately upon acquiring knowledge or reason to know of (i) the threat or commencement by any Person other than the Secured Party of any action or other legal proceeding relating to any of the Collateral or questioning the validity of this Agreement or of any action taken or to be taken pursuant to this Agreement, (ii) any judgment, order or award of any court, agency or other governmental authority or of any arbitrator relating to any of the Collateral or rendering invalid this Agreement or any action taken or to be taken pursuant to this Agreement or (iii) the assertion by any Person other than the Secured Party of any demand, claim, counterclaim, set off or defense relating to any of the Collateral, each Debtor shall deliver or send notice thereof to the Secured Party.

      v. Immediately upon acquiring knowledge or reason to know of the occurrence or existence of (i) any Event of Default, (ii) any event or condition that, after notice, after lapse of time or after both notice and lapse of time, would constitute an Event of Default or (iii) any event or condition that has or (so far as can be foreseen) will or might have any material adverse effect on any of the Collateral, on any Debtor, Primary Obligor or Other Obligor or on the business, operations, assets, affairs or condition (financial or other) of any Debtor, Primary Obligor or Other Obligor, each Debtor shall deliver or send notice thereof to the Secured Party.

      w. Immediately upon acquiring knowledge or reason to know of any change in
(i) the location of the residence, only place of business or chief executive office of any Debtor, (ii) the location of any of the Collateral if not (A) in the possession or under the control of, or enroute to or from, the Secured Party or (B) mobile Equipment being removed for not more than thirty days at a time from any location indicated in any questionnaire submitted to the Secured Party by any of the undersigned in connection with this Agreement as a location where such mobile Equipment will be kept or (iii) the name, identity or structure of any Debtor, each Debtor shall deliver or send notice thereof to the Secured Party.

      x. No Debtor shall (i) execute or permit to be filed or remain on file in any public office any financing statement relating to any of the Collateral, naming any Debtor as a debtor and naming any Person other than the Secured Party as a secured party or (ii) execute any application for any certificate of title or notice of lien, or permit to exist any certificate of title, relating to any Goods included in the Collateral and naming any Person other than the Secured Party as a secured party, except for financing statements, applications, notices of lien and certificates of title fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      y. No Debtor shall (i) permit to exist any registration of any transfer or pledge of any Investment Property included in the Collateral, (ii) execute or permit to exist any control agreement, order to register any transfer or pledge of, or any notification of any security interest in, or of any other lien or encumbrance upon, any such Investment Property or (iii) permit any such Investment Property to be shown on the records of any Securities Intermediary or Issuer other than in the name of any Debtor, of the Secured Party or of any nominee of the Secured Party, except for registrations, orders, notifications and Investment Property fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      z. No Debtor shall create or permit to exist, or attempt or agree or otherwise incur any obligation to create or permit to exist, any security interest in, or any other lien or encumbrance upon, any of the Collateral, except for Permitted Liens.

aa. No Debtor shall abandon, assign, sell, lease, exchange, convert or otherwise transfer or dispose of any of the Collateral or any interest in any of the Collateral, except that, until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, each Debtor may (A) in the ordinary course of such Debtor's business, (I) abandon, assign, sell, lease, exchange or otherwise transfer or dispose of any Equipment of such Debtor that is obsolete or worn-out, (II) sell or exchange any Equipment of such Debtor in connection with the acquisition by such Debtor of other Equipment that is at least as valuable as such Equipment, that such Debtor intends to use for substantially the same purposes as such Equipment and that is not subject to any security interest or other lien or encumbrance, except for Permitted Liens, (III) assign any Account of such Debtor for purposes of collection, (IV) assign, sell, lease, exchange or otherwise transfer or dispose of any Inventory of such Debtor other than in partial or complete satisfaction of any indebtedness, liability or obligation and (V) dispose of any money of such Debtor or funds in any Deposit Account of such Debtor in partial or complete satisfaction of any indebtedness, liability or obligation of such Debtor incurred in the ordinary course of such Debtor's business and (B) dispose of any money of such Debtor, funds in any Deposit Account of such Debtor or funds in any other account of such Debtor evidenced by a certificate of deposit if such money is held, or if such Deposit Account or other account is maintained, for personal, family or household purposes.

      bb. No Debtor shall use, operate, permit the use or operation of, or assign, sell, lease, exchange or otherwise transfer or dispose of, any of the Collateral in any manner that (i) would or might violate, or would or might result in any violation of, any environmental or other statute, regulation or other law (including, but not limited to, the Environmental Protection Act, the Occupational Safety and Health Act, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act), any policy providing any insurance on any Goods included in the Collateral or any warranty with respect to any such Goods or (ii) would or might result in any such insurance not being paid or in any such warranty not being honored.

      cc. No Debtor shall remove, or permit the removal of, any of the Collateral from any location indicated in any questionnaire submitted to the Secured Party by any of the undersigned in connection with this Agreement as a location where any of the Collateral will be kept, except that any mobile Equipment included in the Collateral may be removed for not more than thirty days at a time from any location indicated in any such questionnaire as a location where such mobile Equipment will be kept.

      dd. No Debtor shall materially alter or permit the material alteration of any Fixture or piece of Equipment included in the Collateral.

      ee. No Debtor shall cause or permit any Goods included in the Collateral to (i) become a Fixture or (ii) be or become an accession to any Goods not included in the Collateral.

      ff. No Debtor shall cause or permit any Goods included in the Collateral to be placed in any warehouse that may issue a negotiable Document with respect to such Goods.

      gg. No Debtor shall assign, sell, exchange, convert or otherwise transfer or dispose of, take any other action with respect to, or permit the assignment, sale, exchange, conversion or other transfer or disposition of or the taking of any other action with respect to, any Investment Property not included in the Collateral if such assignment, sale, exchange, conversion or other transfer or disposition or such taking of such other action would be required to be considered in determining whether the sale or other disposition of any Investment Property included in the Collateral was permissible without registration pursuant to the Securities Act of 1933.

      hh. No Debtor who or which controls any issuer of any stock or share included in the Collateral shall permit, and no Debtor who or which by acting with any other Person or with other Persons would cause such control to exist shall take any action to permit, such issuer to issue (i) any such stock or share in addition to that or those heretofore issued or (ii) any option, warrant or other right to purchase any such stock or share.

      ii. Upon and after (i) the occurrence or existence of any Event of Default or (ii) the delivery, giving or sending by the Secured Party to any Debtor of any notice not to do so, no Debtor shall, without the prior written consent of the Secured Party, (A) request, demand, accept, collect, enforce, extend, renew, refinance, modify, compound, subordinate, accelerate, settle, adjust or compromise, enter into any composition of, replace, cancel, release, surrender, abandon, discharge, realize upon, commence, prosecute, settle or compromise any action or other legal proceeding relating to, waive any right or remedy relating to or otherwise terminate, impair or otherwise affect any indebtedness, liability or obligation of any

Account Debtor or other Person relating to, or give any receipt, release or discharge relating to, any Account, Chattel Paper, General Intangible, Instrument, Investment Property, Document or Deposit Account included in the Collateral or (B) attempt or agree or otherwise incur any obligation to do anything described in clause (A) of this sentence.

      jj. Promptly upon the request of the Secured Party made upon or at any time and from time to time after the occurrence or existence of any Event of Default, each Debtor shall assemble (i) all Goods included in the Collateral, except for Fixtures, growing crops and standing timber, and (ii) all Chattel Paper, Instruments, Documents and records included in the Collateral and make them available to the Secured Party at each place reasonably convenient to the Secured Party and to such Debtor as the Secured Party shall designate (including, but not limited to, any premises of such Debtor).

      kk. Promptly upon the request of the Secured Party:

            i. Each Debtor shall enter into each warehousing, lockbox or other custodial arrangement with respect to any of the Collateral that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party.

            ii. Each Debtor shall provide to the Secured Party all information, in form and substance satisfactory to the Secured Party, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to (A) identify the nature, extent, value, age and location of any of the Collateral,
(B) identity or contact any Account Debtor or other Person obligated with respect to any Account, Chattel Paper, General Intangible, Instrument, Investment Property, Document or Deposit Account included in the Collateral or
(C) verify any insurance on any Goods included in the Collateral.

            iii. Each Debtor shall permit each officer, employee, accountant, attorney and other agent of the Secured Party to inspect the Collateral and to examine, audit, copy and extract each record included in the Collateral.

            iv. Each Debtor shall provide to the Secured Party a writing, in form and substance satisfactory to the Secured Party, (A) signed by each Person having any interest whether as an owner, mortgagee or lessee or otherwise, in any real property to which are affixed, or in or on which are installed or located, any Goods included in the Collateral or in or on which is located any Chattel Paper, Instrument, Document or record included in the Collateral, (B) disclaiming any interest of such Person in such Goods, Chattel Paper, Instrument, Document or record and (C) containing the agreement of such Person to the Secured Party, upon and at any time and from time to time after the occurrence or existence of any Event of Default, (I) entering upon such real property or upon any other real property of such Person to which are affixed, or in or on which are installed or located, any such Goods or in or on which is located any such Chattel Paper, Instrument, Document or record, (II) taking possession of and removing from such real property or from such other real property any Goods included in the Collateral and affixed thereto or installed or located therein or thereon or any Chattel Paper, Instrument, Document or record included in the Collateral and located therein or thereon and (III) remaining on, and using, such real property or such other real property in the examination, storage, preparation for any sale, lease or other disposition or sale, lease or other disposition of such Goods or in the examination, audit, copying or extraction of such record, without by doing so incurring any liability to such Person, except for unreasonable damage to much real property or to such other real property directly resulting from doing so.

            v. Each Debtor shall provide to the Secured Party a writing, in form and substance satisfactory to the Secured Party, (A) signed by each Person having any interest, whether as an owner, secured party or lessee or otherwise, in any Goods not included in the Collateral to which are affixed, or in or on which are installed, any Goods included in the Collateral, (B) disclaiming any interest of such Person in such Goods included in the Collateral and (C) containing the agreement of such Person to the Secured Party, upon and at any time and from time to time after the occurrence or existence of any Event of Default, taking possession of and removing such Goods included in the Collateral from such Goods not included in the Collateral, without by doing so incurring any liability to such Person, except for unreasonable damage to such Goods not included in the Collateral directly resulting from doing so.

            vi. Each Debtor shall provide all information and assistance, execute and deliver each writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party in connection with the verification of any Account, Chattel Paper, General Intangible, Instrument, Investment Property, Document or Deposit Account included in the Collateral.

            vii. Each Debtor shall deliver each Chattel Paper, Document and record included in the Collateral to the Secured Party with each endorsement, instrument of assignment and other writing that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to accomplish the assignment or other transfer of such Chattel Paper, Document or record to the Secured Party.

            viii. Each Debtor shall execute and deliver or file each form and other writing (including, but not limited to, any notice of proposed sale of securities Pursuant to Rule 144 of the Securities and Exchange Commission), and take each other action (including, but not limited to, making public any nonpublic material adverse information with respect to any issuer of any Investment Property included in the Collateral), that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to permit the sale or other disposition of any such Investment Property without registration pursuant to the Securities Act of 1933.

            ix. Each Debtor who or which controls any issuer of any Investment Property included in the Collateral or otherwise has the right to effect registration of such Investment Property pursuant to the Securities Act of 1933 shall (A) cause such Investment Property to be so registered, (B) take each other action (including, but not limited to, complying with any "blue sky" or securities statute, regulation or other law and delivering to the Secured Party appropriate quantities of prospectuses) that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to permit the public sale or other disposition of such Investment Property by the Secured Party in each jurisdiction that the Secured Party shall select at the sole option of the Secured Party and (C) execute and deliver to the Secured Party a writing, in form and substance satisfactory to the Secured Party, indemnifying in connection with such sale or other disposition each Person who or which is an underwriter (statutory or other) of such Investment Property against each liability, cost and expense (including, but not limited to, if such Person retains counsel for advice, for litigation or for any other purpose, each attorney's fee and disbursement) incurred by such Person as a direct or indirect result of such sale or other disposition.

            x. Each Debtor shall execute and deliver each financing statement, amendment of any financing statement, application for any certificate of title, notice of lien, instrument of assignment and other writing, and take each other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party (i) to perfect or accomplish any Security Interest,
(ii) otherwise to accomplish any purpose of this Agreement, (iii) in connection with any transaction contemplated by this Agreement or (iv) in connection with any of the Collateral.

5. Authorization and Power of Attorney. The Secured Party is irrevocably and unconditionally authorized to take, and each Debtor irrevocably and unconditionally appoints the Secured Party as the attorney-in-fact of such Debtor; with full power of substitution and of revocation, to take, in the name of such Debtor or otherwise and otherwise as shall be determined by the Secured Party at the sole option of the Secured Party, each action relating to any of the Collateral that, subject to this Agreement, such Debtor could take in the same manner, to the same extent and with the same effect as if such Debtor were to take such action; provided, however, that, until any notice of intention to do so shall be delivered, given or sent by the Secured Party to any Debtor upon or at any time after the occurrence or existence of any Event of Default, (a) the Secured Party may not, pursuant to such authorization or as such attorney-in-fact, (i) exercise or direct the exercise of any right to vote or give any consent, ratification or waiver with respect to any Investment Property included in the Collateral or (ii) except as expressly permitted by this Agreement, sell, lease or otherwise dispose of any of the Collateral and (b) each Debtor shall have the right to exercise any right to vote or give any consent, ratification or waiver with respect to any Investment Property included in the Collateral that such Debtor would have but for this Agreement unless doing so would or might have any adverse effect on the value of such Investment Property as security for the payment of the Obligations or otherwise be inconsistent or incompatible with any provision or purpose of this Agreement. Such power of attorney is coupled with an interest in favor of the Secured Party, and shall not be terminated or otherwise affected by the death, disability or incompetence of any Debtor. Without limiting the generality of the first sentence this Section 5, pursuant to such authorization and as such attorney-in-fact, the Secured Party may, in the name of any Debtor or otherwise at the sole option of the Secured Party, (a) execute and deliver any financing statement or instrument of assignment relating to any of the Collateral, any amendment of any such financing statement or any application for any certificate of title or notice of lien relating to any Goods included in the Collateral, (b) endorse, or execute and deliver any instrument of assignment relating to, and deliver any of the Collateral (including, but not limited to, any Instrument drawn by any company issuing any insurance on any Goods included in the Collateral), whether such endorsement or assignment is to the Secured Party or otherwise, (c) execute and deliver any writing, or give any communication in any other form, requesting any transfer, pledge or release from pledge of any Investment Property included in the Collateral, (d) execute and deliver or file any form or other writing (including, but not limited to, any notice of proposed sale of securities pursuant to Rule 144 of the Securities and Exchange Commission), or take any other action (including, but not limited to, making public any nonpublic material adverse information with respect to any issuer of any Investment Property included in the Collateral), that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party to permit the sale or other disposition of any such Investment Property without registration pursuant to the Securities Act of 1933, (e) receive and collect any mail addressed to any Debtor, direct the place of delivery of any such mail to any location designated by the Secured Party, open any such mail and remove from any such mail and retain any enclosure evidencing, or otherwise relating to, any of the Collateral, (f) obtain, adjust, settle or cancel any insurance on any Goods included in the Collateral, (g) use any payment in connection with any such insurance (including, but not limited to, any refund of any unearned premium therefor) to pay any of the Obligations, whether due or not due, as the Secured Party shall determine at the sole option of the Secured Party, (h) take any action described in clause (A) of Section 4ii of this Agreement or (i) execute and deliver any other writing, or take any other action, that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party (i) to perfect or accomplish any Security Interest, (ii) otherwise to accomplish any purpose of this Agreement, (iii) in connection with any transaction contemplated by this Agreement or (iv) in connection with any of the Collateral. Each Debtor revokes each power of attorney (including, but not limited to, any proxy) heretofore granted by such Debtor with respect to any Investment Property included in the Collateral.

6. Certain Rights, Remedies and Duties.

      a. With respect to the Collateral, the Secured Party shall have each applicable right and remedy of a secured party pursuant to the UCC and each applicable right and remedy pursuant to any other statute, regulation or other law or pursuant to this Agreement.

      b. The Secured Party shall have the right to file in any public office, without the signature of any Debtor, each financing statement relating to any of the Collateral that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party. Each carbon, photographic or other reproduction of this Agreement or of any financing statement relating to any of the Collateral shall be sufficient as a financing statement.

      c. The Secured Party shall have the right to direct any company issuing any insurance on any Goods included in the Collateral to make directly and solely to the Secured Party any payment in connection therewith (including, but not limited to, any refund of any unearned premium therefor).

      d. The Secured Party shall have the right to verify each Account, Chattel Paper, General Intangible, Instrument, Investment Property, Document and Deposit Account included in the Collateral in any manner or through any medium that the Secured Party considers appropriate, whether directly with any Account Debtor or other Person obligated with respect thereto or otherwise and whether in the name of any Debtor or otherwise, at the sole option of the Secured Party.

      e. The Secured Party shall have the right to (i) notify each Account Debtor and other Person obligated with respect to any Account, Chattel Paper, General Intangible, Instrument, Investment Property or Deposit Account included in the Collateral of the interest of the Secured Party therein, (ii) direct such Account Debtor or other Person to deliver to the Secured Party directly any record evidencing, or otherwise relating to, such Account, Chattel Paper, Investment Property or Deposit Account, (iii) direct such Account Debtor or other Person to make payment with respect to such Account, Chattel Paper, Investment Property or Deposit Account directly and solely to the Secured Party and (iv) take control of all Proceeds of such Account, Chattel Paper, Investment Property or Deposit Account.

      f. The Secured Party shall have the right to transfer to or register in the name of the Secured Party or of any nominee of the Secured Party any General Intangible, Instrument, Investment Property or Deposit Account included in the Collateral so that the Secured Party or such nominee shall appear as the sole owner of record thereof. Each such transfer or registration may be made with or without reference to this Agreement or to any Security Interest.

      g. Upon and at any time and from time to time after the occurrence or existence of any Event of Default:

            i. The Secured Party shall have the right to use each Fixture and piece of Equipment included in the Collateral for the purposes of preserving any Goods included in the Collateral, of completing any work in process included in the Collateral and of preparing any such Goods for any sale, lease or other disposition.

            ii. The Secured Party shall have the right, without any judicial process but without any breach of the peace, to (A) enter upon any premises of any Debtor, (B) take possession of, and remove from any such premises, any Goods, Chattel Paper, Instrument, Document or record included in the Collateral and (C) remain on and use any such premises in completing any work in process included in the Collateral or in preparing for any sale, lease or other disposition, in selling, leasing or otherwise disposing of, or in collecting, any of the Collateral and (C) without the payment of any compensation of any kind, use each trademark, service mark, trade style, trade name, patent, copyright, license, franchise and similar General Intangible included in the Collateral to the extent of any Debtor's rights therein for the purpose of exercising any right or remedy pursuant to this Agreement or any other right or remedy relating to any of the Collateral; and, to such extent for such purpose, each Debtor irrevocably grants to the Secured Party a license in each such trademark, service mark, trade style, trade name, patent, copyright, license, franchise and similar General Intangible.

            iii. If the Secured Party opts for the private sale or other disposition of any Investment Property included in the Collateral, the Secured Party shall have the right to (A) restrict the number of prospective bidders in connection with such sale or other disposition so as to comply with the Securities Act of 1933 and (B) restrict such prospective bidders to Persons who will agree to purchase such Investment Property for their own accounts for investment and not with a view to distribution or resale. No such restriction or other restriction on such sale or other disposition that the Secured Party shall deem necessary or desirable at the sole option of the Secured Party in light of any "blue sky" or securities statute, regulation or other law shall be deemed to be a factor in determining such sale or other disposition to have been made in other than a commercially reasonable manner.

            iv. The Secured Party shall have the right to perform any obligation of any Debtor pursuant to this Agreement.

      h. Until (i) the occurrence or existence of any Event of Default or (ii) any notice to the contrary shall be delivered, given or sent by the Secured Party to any Debtor, the Secured Party shall not have any right to retain any interest, dividend, distribution or similar income consisting of money or of a check or other draft and payable on account of any Investment Property included in the Collateral, and shall pay to any Debtor any such interest, dividend, distribution or similar income received by it prior thereto.

      i. The Secured Party shall apply all proceeds received by it from any sale, lease or other disposition of, or from any collection of, any of the Collateral or otherwise on account of any of the Collateral (including, but not limited to, as money payable pursuant to any insurance on any Goods included in the Collateral) first to costs and expenses described in Section 10 of this Agreement and then to such other of the Obligations, whether due or not due as the Secured Party shall determine at the sole option of the Secured Party.

7. Standards of Care. If any portion of the Collateral shall be transferred to or registered in the name of the Secured Party or of any nominee of the Secured Party or shall be in the possession or under the control of the Secured Party, the Secured Party shall be deemed to have exercised reasonable care in the custody or preservation of such portion of the Collateral if, subject to the following sentence, it (a) accords such portion of the Collateral treatment substantially equal to the treatment that it accords its own assets of a similar nature or (b) takes such action in the custody or preservation of such action of the Collateral as is reasonably specified in any notice delivered or sent by any Debtor and received by it in a reasonable time to evaluate and take such action; provided, however, that (i) any failure by the Secured Party to take such action shall not or itself be deemed to be a failure to exercise such reasonable care and (ii) in no event shall the Secured Party be obligated to take such action if it determines at its sole option that doing so would or might have any adverse effect on the value of any of the Collateral as security for the payment of the Obligations or otherwise be inconsistent or incompatible with any provision or purpose of this Agreement. In no event shall the Secured Party be obligated to

(a) preserve any right or remedy against any prior party obligated pursuant to any Chattel Paper, Investment Property or Instrument included in the Collateral, whether or not such Chattel Paper, Investment Property or Instrument is in the possession or under the control of the Secured Party, (b) ascertain any maturity, call, exchange, conversion, redemption, offer, tender or similar matter relating to any Investment Property or Deposit Account included in the Collateral or provide to any Debtor any notice thereof, whether or not the Secured Party has knowledge thereof, or (c) provide to any Debtor any proxy statement, notice or other communication received by the Secured Party or by any nominee of the Secured Party and relating to any of the Collateral.

8. Obligations Immediately Due; Termination of Obligation to Lend.

      a. Upon and at any time and from time to time after the occurrence or existence of any Event of Default other than an Event of Default described in clause (iv) of Section 16e of this Agreement, all of the Obligations remaining unpaid shall, at the sole option of the Secured Party and without any notice, demand, presentment or protest of any kind, become immediately due, notwithstanding any agreement to the contrary. Upon the occurrence or existence of any Event of Default described in such clause (iv), all of the Obligations remaining unpaid shall, without any notice, demand, presentment or protest of any kind, automatically become immediately due, notwithstanding any agreement to the contrary. Nothing in this Section 8a shall render any portion of the Obligations that is payable on demand payable otherwise than on demand or in any other way affect any right or remedy of the Secured Party with respect to any such portion of the Obligations.

      b. Upon the occurrence or existence of any Event of Default, or any event or condition that, after notice, after lapse of time or after both notice and lapse of time, would constitute an Event of Default, any obligation of the Secured Party to grant any or any additional loan, credit or other financial accommodation to any Debtor shall terminate, notwithstanding any agreement to the contrary.

9. Representations and Warranties.

      a. Each of the undersigned represents and warrants to the Secured Party, now and as long as this Agreement is in effect as follows;

            i. Each answer contained in any questionnaire submitted to the Secured Party by him, her or it in connection with this Agreement is true and correct as of the date of this Agreement.

            ii. His, her or its execution, delivery to the Secured Party and performance of this Agreement do not and will not (A) violate, or result in any violation of, any statute, regulation or other law or any judgment, order or award of any court, agency or other governmental authority or of any arbitrator or (B) violate, result in any violation of, constitute (whether immediately or after notice, after lapse of time or after both notice and lapse of time) any default under, or result in or require the imposition or creation of any security interest in, or of any other lien or encumbrance upon, any of his, her or its assets pursuant to, any agreement to which he, she or it is a party or by which he, she or it or any of his, her or its assets is bound, except for this Agreement.

            iii. Each authorization, approval, permit and consent from, each registration and filing with, each declaration and notice to, and each other act by or relating to, any Person required as a condition of his, her or its execution, delivery to the Secured Party or performance of this Agreement has been duly obtained, made, given or done, and is in full force and effect.

            iv. If it is not an individual, its execution, delivery to the Secured Party and performance of this Agreement (A) are and will be in furtherance of its purposes and within its power and authority, (B) do not and will not violate, result in any violation of, or result in or require the imposition or creation of any security interest in, or of any other lien or encumbrance upon, any of its assets pursuant to, (I) any certificate or articles of incorporation, by-laws, partnership agreement, articles of association or other charter, organizational or governing document of it or (II) any resolution or other action of record of any shareholders or members of it, of any board of directors or trustees of it or of any other Person responsible for governing it, and (C) have been duly authorized by each necessary action of any shareholders or members of it, of any board of directors or trustees of it or of any other Person responsible for governing it.

            v. He, she or it has not heretofore abandoned, assigned, sold, leased, exchanged, converted or otherwise transferred or disposed of any of the Collateral or any interest in any of the Collateral, except as fully and accurately described in Exhibit A attached to and made a part of this Agreement.

            vi. He, she or it has not heretofore extended, renewed, refinanced, modified, compounded, subordinated, accelerated, settled, adjusted or compromised, entered into any composition of, replaced, canceled, released or surrendered, exercised any option or right of subscription relating to, settled or compromised any action or other legal proceeding relating to, or waived any right or remedy relating to or otherwise terminated, impaired or otherwise affected any indebtedness, liability or obligation of any Account Debtor or of any other Person relating to, any Account, Chattel Paper, Investment Property, General Intangible, Instrument, Document or Deposit Account included in the Collateral, except as fully and accurately described in Exhibit A attached to and made a part of this Agreement.

            vii. There exists no demand. claim, counterclaim, setoff or defense, no action or other legal proceeding, and no outstanding judgment, order or award of any court, agency or other governmental authority or of any arbitrator, relating to any of the Collateral or questioning the validity of, or rendering invalid, this Agreement or any action taken or to be taken pursuant to this Agreement, except for demands, claims, counterclaims, setoffs, defenses, actions and other legal proceedings and judgments, orders and awards fully and accurately described in Exhibit A attached to and made a part of this Agreement.

            viii. There is not on file in any public office any presently effective financing statement relating to any of the Collateral, naming him, her or it as a debtor and naming any Person other than the Secured Party as a secured party, except for financing statements fully and accurately described in Exhibit A attached to and made a part of this Agreement.

            ix. There exists no presently effective certificate of title, and no application for any certificate of title or notice of lien, relating to any of his, her or its Goods and naming any Person other than the Secured Party as a secured party, except for certificates of title, applications and notices of lien fully and accurately described in Exhibit A attached to and made a part of this Agreement.

            x. There exists no (A) presently effective control agreement, registration of any transfer or pledge of any Investment Property included in the Collateral, (B) outstanding order to register any transfer or pledge of any such Investment Property, (C) notification of any security interest in, or of any other lien or encumbrance upon, any such Investment Property or (D) such Investment Property that is shown on the records of any Securities Intermediary or Issuer other than in the name of any Debtor, except for registrations, orders, notifications and Investment Property fully and accurately described in Exhibit A attached to and made a part of this Agreement.

            xi. There exists no security interest in, and no other lien or encumbrance upon, any of the Collateral, except for Permitted Liens.

            xii. There is no restriction on any assignment or other transfer by him, her or it of any of the Collateral, except for compliance with any "blue sky" or securities statute, regulation or other law.

            xiii. The real property on which any crop included in the Collateral is growing or is to be grown, or on which any timber included in the Collateral is or is to be standing, is fully and accurately described in Exhibit A attached to and made a part of this Agreement.

      b. At each time this Agreement is in effect as to any Debtor, such Debtor shall be deemed to represent and warrant to the Secured Party as follows:

            i. Each Instrument, Document and Deposit Account Investment Property included in the Collateral at such time is genuine, as in all respects what it purports to be, and is enforceable in accordance with its terms against each Person obligated with respect thereto.

            ii. Each Account, Chattel Paper and General Intangible included in the Collateral at such time is genuine, is in all respects what it purports to be, and is enforceable in accordance with its terms against each Account Debtor and other Person obligated with respect thereto, and each sum represented by any Debtor to the Secured Party as owing by such Account Debtor or other Person with respect thereto is actually and unconditionally owing by such Account Debtor or other Person, except for any applicable normal cash discount, without any counterclaim, setoff or defense. The aggregate sum represented at such time by any Debtor to the Secured Party as owing by Account Debtors and other Persons with respect to Accounts, Chattel Paper and General Intangibles included in the Collateral is the aggregate sum actually and unconditionally owing by Account Debtors and other Persons with respect thereto at such time, except for applicable normal cash discounts.

      (c) Debtor represents, warrants and covenants to the Secured Party, now and as long as this Agreement is in effect, that (i) it has assessed its equipment (including embedded systems), software, firmware and computer systems (including equipment or systems supplied by others or with which Debtor's equipment and systems exchange date data) that are material to Debtor conducting its business and/or performing operations collectively, the "Systems") to determine whether such Systems accurately process date data from, into, and between the twentieth and twenty-first centuries, including leap year calculations ("Y2K Compliant"); (ii) in sufficient time before December 31, 1999, Debtor will have corrected and redeployed any non-Y2K Compliant Systems so that all its Systems are Y2K Compliant and all System will have been tested to confirm that they are Y2K Compliant; and (iii) the expense of correcting and redeploying any non-Y2K Compliant Systems and all System testing, and/or the reasonably foreseeable consequences of any System failing to be Y2K Compliant will not have a material adverse effect on Debtor. Upon the Secured Party's request, Debtor shall provide the Secured Party with updates on the status of its Systems' Year 2000 readiness.

10. Expenses. Each Debtor shall pay to the Secured Party on demand each cost and expense (including, but not limited to, if the Secured Party retains counsel for advice, for litigation or for any other purpose, each attorney's fee and disbursement) incurred by the Secured Party (a) in searching any public record for, in filing or in recording in any public office, or in obtaining from any public office any certificate relating to, any financing statement, certificate of title, application for any certificate of title, notice of lien, instrument of assignment or other writing relating to any of the Collateral, (b) in performing any obligation of any Debtor pursuant to this Agreement, (c) in taking any action pursuant to Section 5 of this Agreement, (d) in connection with the custody or preservation of any of the Collateral or (e) in endeavoring to (i) enforce any indebtedness, liability or obligation of any Debtor pursuant to this Agreement, (ii) preserve or exercise any right or remedy pursuant to this Agreement, whether against any Debtor or otherwise, (iii) preserve or exercise any right or remedy relating to, take possession of, collect or enforce, have registered pursuant to the Securities Act of 1933, prepare for any sale, lease or other disposition, assign, sell, lease, exchange, convert or otherwise transfer or dispose of, or realize upon, any of the Collateral, (iv) obtain any information relating to any Investment Property included in the Collateral from the issuer of such Investment Property or register any transfer or pledge of such Investment Property with such issuer or (v) defend against any claim, regardless of the basis or outcome thereof and whether asserted affirmatively, as a counterclaim, setoff or defense or otherwise, asserted against the Secured Party as a direct or indirect result of the execution and delivery to the Secured Party of this Agreement by any of the undersigned, except for any claim for any tax imposed by any government or political subdivision upon any income of the Secured Party or for any interest or penalty relating to any such tax. Secured Party reserves the right to have Debtor pay, upon demand, administrative fee(s) in regard to any administrative action Secured Party is required or requested to take including, without limitation, the preparation of discharges, release, or assignments to third-parties. After such demand for payment of any cost, expense or fee hereunder, Debtor shall pay interest at the default rate specified in any promissory note evidencing any of the Obligations secured hereby on the portion of such cost or expense remaining unpaid.

11. Cumulative Nature, Nonexclusive Exercise and Waivers of Rights and Remedies.

      a. All rights and remedies of the Secured Party pursuant to this Agreement or otherwise shall be cumulative, and no such right or remedy shall be exclusive of any other such right or remedy.

      b. No single or partial exercise by the Secured Party of any right or remedy pursuant to this Agreement or otherwise shall preclude any other or further exercise thereof, or any exercise of any other such right or remedy, by the Secured Party.

      c. No course of dealing or other conduct heretofore pursued, accepted or acquiesced in, no course of performance or other conduct hereafter pursued, accepted or acquiesced in, no oral or written agreement or representation heretofore made, and no oral agreement or representation hereafter made, by the Secured Party, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall operate as a waiver of any right or remedy of the Secured Party pursuant to this Agreement or otherwise. No delay by the Secured Party in exercising any such right or remedy, whether or not relied or acted upon, shall operate as a waiver thereof or of any other such right or remedy. No notice or demand of any kind, and no attempted but unsuccessful notice or demand of any kind, by the Secured Party prior to exercising any such right or remedy on any one occasion, whether or not relied or acted upon, shall operate as a waiver of any right of the Secured Party to exercise the same or any other such right or remedy on such or any future occasion without any notice or demand of any kind. No waiver by the Secured Party of any such right or remedy shall be effective unless made in a writing duly executed by the Secured Party and specifically referring to such waiver. No waiver by the Secured Party on any one occasion of any such right or remedy shall operate as a waiver thereof or of any other such right or remedy on any future occasion.

12. Entire Agreement; Modification; Termination; Nonimpairment; Certain Consents and Waivers.

      a. This Agreement contains the entire agreement between the Secured Party and each Debtor with respect to the subject matter of this Agreement, and supersedes each course of dealing or other conduct heretofore pursued, accepted or acquiesced in, and each oral or written agreement and representation heretofore made, by the Secured Party with respect thereto, whether or not relied or acted upon.

      b. No course of performance or other conduct hereafter pursued, accepted or acquiesced in, and no oral agreement or representation hereafter made, by the Secured Party, whether or not relied or acted upon, and no usage of trade, whether or not relied or acted upon, shall modify or terminate this Agreement as to any Debtor or impair or otherwise affect any Security Interest, any indebtedness, liability or obligation of any Debtor pursuant to this Agreement or any right or remedy of the Secured Party pursuant to this Agreement or otherwise.

      c. No modification of this Agreement shall be effective unless made in a writing duly executed by the Secured Party and specifically referring to each provision of this Agreement being modified.

      d. Except as expressly provided in this Agreement, this Agreement shall not be modified or terminated as to any Debtor, and no Security Interest, no indebtedness, liability or obligation of any Debtor pursuant to this Agreement, and no right or remedy of the Secured Party pursuant to this Agreement or otherwise, shall be impaired or otherwise affected, by any act, omission or other thing, whether occurring before or after the termination of this Agreement as to such Debtor with respect to any of the Obligations. Each Debtor consents, without any notice of any kind, to each act, omission and other thing that would or might, but for such consent, modify or terminate this Agreement as to any Debtor or impair or otherwise affect any Security Interest or any such indebtedness, liability, obligation, right or remedy. Without limiting the generality of the preceding two sentences, this Agreement shall not be modified or terminated as to any Debtor by, neither any Security Interest nor any such indebtedness, liability, obligation, right or remedy shall be impaired or otherwise affected by, and such consent shall apply to, (i) any extension of any of the Obligations, regardless of the length of such extension and regardless of whether such extension was preceded by another or by others, (ii) any renewal, refinancing, modification, compounding, subordination, acceleration, composition, settlement, adjustment, compromise, reaffirmation, invalidity, irregularity, unenforceability or impairment of, any replacement, cancellation, discharge, assignment, sale, exchange, conversion or other transfer or disposition of, or any grant of any participation in, any of the Obligations,
(iii) any modification or termination of any writing relating to any of the Obligations, to any of the Collateral or to any Other Collateral, (iv) any acceptance of any Other Obligor, (v) any replacement, release or discharge of, or any modification of any indebtedness, liability or obligation of, any other Debtor or any Primary Obligor, Other Obligor or other Person, (vi) any taking, holding, continuation, collection, modification, increase or decrease in value or impairment of, any replacement, cancellation, release, surrender, abandonment, discharge, assignment, sale, lease, exchange, conversion or other transfer or disposition of, any termination of any insurance on, any relying or realizing upon, any grant, perfection, subordination or enforcement of any security interest in, or of any other lien or encumbrance upon, any failure to call for, take, hold, continue, collect, insure, preserve or protect, to replace, assign, sell, lease, exchange, convert or otherwise transfer or dispose of, to rely or realize upon or to perfect, keep perfected or enforce any security interest in, or any other lien or encumbrance upon, or any delay in calling for, taking, continuing, collecting, insuring, preserving or protecting, in replacing, assigning, selling, leasing, exchanging, converting or otherwise transferring or disposing of, in relying or realizing upon or in perfecting, keeping perfected or enforcing any security interest in, or any other lien or encumbrance upon, any of the Collateral or any Other Collateral, regardless of its value, (vii) any security interest or other lien or encumbrance not being created in favor of the Secured Party, (viii) any of the Collateral or any Other Collateral being or becoming subject to any security interest or other lien or encumbrance (whether or not prior to any security interest or other lien or encumbrance in favor of the Secured Party), subject to any defense or restriction or unenforceable or impaired, (ix) any exercise, delay in the exercise or waiver of, any failure to exercise, or any forbearance or other indulgence relating to, any right or remedy of the Secured Party or of any other Person against any Debtor, Primary Obligor, Other Obligor or other Person or relating to any of the Obligations, to any of the Collateral or to any Other Collateral, (x) any failure of the Secured Party or of any other Person to make, prove or vote any claim relating to any of the Obligations, to any of the Collateral or to any Other Collateral in any case or other proceeding pursuant to any Bankruptcy Law, (xi) the occurrence or existence of any Event of Default,
(xii) the Obligations being at any time or from time to time reduced and then increased or being at any time or from time to time paid in full, (xiii) any refusal or other failure of the Secured Party or of any other Person to grant any or any additional loan, credit or other financial accommodation to any Debtor or Primary Obligor, (xiv) any refusal or other failure of the Secured Party or of any other Person heretofore or hereafter to provide to any Debtor any information relating to any other Debtor, to any Primary Obligor, Other Obligor or other Person or to the business, operations, assets, affairs or condition (financial or other) of any other Debtor or of any Primary Obligor, Other Obligor or other Person or so to provide any such information completely and accurately, (xv) any notice to the Secured Party or to any other Person from any Debtor, Primary Obligor, Other Obligor or other Person not to grant any or any additional loan, credit or other financial accommodation to any Debtor or Primary Obligor, not to extend, renew, refinance, modify or replace any of the Obligations or to take or not to take any other action, (xvi) the acceptance by the Secured Party or by any other Person of any Instrument or other writing intended by any other Person to create an accord and satisfaction with respect to any of the Obligations, (xvii) the manner or order of any sale, lease, exchange, conversion or other transfer or disposition of any of the Collateral or of any Other Collateral, (xviii) the manner or order of application of any money received or applied in payment of any of the Obligations, (xix) any change in the ownership or membership of any Debtor, Primary Obligor, Other Obligor or other Person, (xx) any change in the location, business, name, identity or structure of any Debtor, Primary Obligor, Other Obligor or other Person, (xxi) the expiration of the period of any statute of limitations with respect to any action or other legal proceeding against any other Debtor, or against any Primary Obligor, Other Obligor or other Person, relating to this Agreement, to any of the Obligations, to any of the Collateral or to any Other Collateral or
(xxii) the termination of this Agreement as to any other Debtor, whether by agreement, by operation of law or otherwise.

      e. Each Debtor waives, without any notice of any kind, each act and other thing upon which, but for such waiver, any Security Interest, any indebtedness, liability or obligation of any Debtor pursuant to this Agreement, or any right or remedy of the Secured Party pursuant to this Agreement or otherwise, would or might be conditioned. Without limiting the generality of the preceding sentence, neither any Security Interest nor any such indebtedness, liability, obligation, right or remedy shall be conditioned upon, and such waiver shall apply to, (i) the acceptance of this Agreement by the Secured Party, (ii) any demand upon, or any presentment or protest to, any Debtor, Primary Obligor, Other Obligor or other Person, (iii) any notice to any Debtor, Primary Obligor, Other Obligor or other Person of any nonpayment, dishonor, default or protest, of the acceptance of this Agreement by the Secured Party, of the incurring of any of the Obligations or of any other matter or (iv) any exercise of any right or remedy of the Secured Party or of any other Person against any Debtor, Primary Obligor, Other Obligor or other Person or relating to any of the Obligations or to any Other Collateral.

      f. Each Debtor waives, without any notice of any kind, each right of redemption or appraisal arising in connection with any sale or other disposition of any of the Collateral.

      g. [Left intentionally blank]

      h. Understanding that (i) because registration of any Investment Property included in the Collateral pursuant to the Securities act of 1933 may not have been effected, because any Investment Property included in the Collateral may have been acquired by a Debtor or by another Person for his, her or its own account for investment and not with a view to distribution or to resale or because of other circumstances relating to any Investment Property included in the Collateral, there may be restrictions and limitations affecting the Secured Party in any attempt expeditiously to sell or otherwise dispose of such Investment Property, (ii) in the absence of any agreement to the contrary, the Secured Party may have a general duty to attempt to obtain a fair price for such Investment Property if the Secured Party sells or otherwise disposes of such Investment Property even though the Obligations may be paid in full through realization of a lesser price for such Investment Property and (iii) the Secured Party is not to have any such general duty, each Debtor waives each right to hold the Secured Party responsible for selling or for otherwise disposing of such Investment Property at an inadequate price even if the Secured Party in good faith accepts the first offer received for, or does not approach more than one possible purchaser of, such Investment Property.

13. Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal law of the State of New York, without regard to principles of conflict of laws.

14. Notices. Any notice or demand hereunder shall be duly given if delivered or mailed to Debtor (at its address on the Secured Party's records) or to the Secured Party (at the address on page one and separately to the Secured Party officer responsible for Debtor's relationship with the Secured Party). Such notice or demand shall be deemed effective if delivered, upon personal delivery or if mailed, 3 business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or 1 business day after delivery to a nationally recognized overnight delivery service. Notice by e-mail is not valid notice under this or any other agreement between Debtor and the Secured Party.

15. General.

      a. If there is more than one Debtor, each of them shall be jointly and severally liable for all amounts and obligations which become due under this Agreement and the term "Debtor" shall include each as well as all of them.

      b. This Agreement shall be binding upon each Debtor and upon each heir and legal representative of each Debtor, and shall inure to the benefit of, and be enforceable by, the Secured Party, each Successor of the Secured Party and each direct or indirect assignee or other transferee of any of the Obligations.

      c. Each agreement, consent, waiver, appointment as attorney-in-fact and other thing made, given or done in this Agreement by any of the undersigned shall be on his, her or its own behalf and on behalf of each of his, her or its Successors.

      d. Except as expressly provided in this Agreement, each right and remedy of the Secured Party pursuant to this Agreement, and each action of the Secured Party pursuant to the authorization and appointment as attorney-in-fact contained in Section 5 of this Agreement, may be exercised or taken (i) at any time and from time to time, (ii) at the sole option of the Secured Party, (iii) without any notice or demand of any kind and (iv) whether or not any Event of Default has occurred or existed, but the Secured Party shall not be obligated to exercise any such right or remedy or to take any such action. Each request of the Secured Party pursuant to this Agreement may be made (i) at any time and from time to time, (ii) at the sole option of the Secured Party and (iii) whether or not any Event of Default has occurred or existed.

      e. Upon and at any time and from time to time after the occurrence or existence of any Event of Default, (i) the Secured Party shall have the right to set off against all of the Obligations remaining unpaid each indebtedness, liability and obligation of the Secured Party in any capacity to any Debtor in any capacity, whether alone or otherwise and whether or not then due, (including, but not limited to, any such indebtedness, liability or obligation arising as a direct or indirect result of any Instrument or Deposit Account), and (ii) each holder of any participation in any portion of the Obligations shall have the right (which may be exercised by such holder in accordance with clauses (i), (ii) and (iii) of the first sentence of Section 15d of this Agreement as though it were a right of the Secured Party pursuant to this Agreement) to set off against all of such portion of the Obligations remaining unpaid each indebtedness, liability and obligation of such holder in any capacity to any Debtor in any capacity, whether alone or otherwise and whether or not then due, (including, but not limited to, any such indebtedness, liability or obligation arising as a direct or indirect result of any

Instrument or Deposit Account). Each exercise of such right by the Secured Party or by such holder shall be deemed to be immediately effective at the time the Secured Party or such holder opts therefor even though evidence thereof is not entered on the records of the Secured Party or of such holder until later.

      f. In conjunction with the Secured Party's assignment, or other transfer of, or in conjunction with the Secured Party's grant of any participation in, any of the Obligations, the Secured Party shall have the right to assign or otherwise transfer, or to grant any participation in, this Agreement, any of the Secured Party's rights and remedies pursuant to this Agreement, any of the Collateral or any interest in any of the Collateral. Upon any assignment or other transfer of any portion of any of the Collateral by the Secured Party, each responsibility of the Secured Party with respect to such portion of the Collateral shall terminate.

      g.

      h. Solely to the extent required by any statute, regulation or other law to make the Collateral available for the payment of the Obligations, each Debtor guarantees the payment, without any setoff or other deduction, of the Obligations, without any limitation as to amount.

      i. Each Account Debtor, Securities Intermediary or other Person obligated with respect to any Account, Chattel Paper, Investment Property, General Intangible, Instrument, Document or Deposit Account included in the Collateral may accept without question any exercise by the Secured Party of any right or remedy pursuant to this Agreement or otherwise with respect thereto, and shall have no liability to any Debtor as a direct or indirect result of doing so.

      j. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any such provision shall be prohibited by or invalid under such law, it shall be deemed modified to conform to the minimum requirements of such law, or, if for any reason it is not deemed so modified, it shall be prohibited or invalid only to the extent of such prohibition or invalidity without the remainder thereof or any other such provision being prohibited or invalid.

      k. Any provision of this Agreement that prohibits any Debtor from taking any action shall be construed to prohibit such Debtor from taking such action directly or indirectly.

      l. Except as expressly provided in this Agreement, any reference in this Agreement to any statute, regulation or other law shall be deemed to be as of any time a reference to such statute, regulation or other law as in effect at such time or, if such statute, regulation or other law is not in effect at such time, a reference to any similar statute, regulation or other law in effect at such time.

      m. In this Agreement, headings of sections are for convenience of reference only, and are not of substantive effect.

      n. Secured Party shall have the right to set off against the amounts owing under this Agreement any property held in a deposit or other account with Secured Party or any of its affiliates or otherwise owing by Secured Party or any of its Affiliates in any capacity to Debtor or any guarantor or endorser of this Agreement. Such set-off shall be deemed to have been exercised immediately at the time Secured Party or such Affiliate elect to do so.

16. Definitions. For purposes of this Agreement:

      a. "Bankruptcy Law" means (i) any bankruptcy or insolvency statute, regulation or other law or (ii) any other statute, regulation or other law relating the relief of debtors, to the readjustment, composition or extension of indebtedness, to liquidation or to reorganization.

      b. "Collateral" means collectively, wherever located, whether now owned or hereafter acquired or arising, whether owned alone or otherwise, whether or not subject to Article 9 of the UCC, whether or not described in any schedule heretofore or hereafter delivered to the Secured Party and whether or not in the possession or under the control of, or enroute to or from, the Secured Party in any capacity or any other Person acting on behalf of the Secured Party, (i) all Goods, Accounts, Investment Property, Chattel Paper, General Intangibles, Instruments, Documents, Deposit Accounts and money of each Debtor other than any Consumer Goods of any Debtor, (ii) all demands, claims and rights (including, but not limited to, (A) all claims arising out of tort, all rights represented by any judgment, all rights to money payable pursuant to any insurance, all rights of setoff, all rights to payment pursuant to any letter of credit and all other claims and rights to the payment of money and (B) all rights as a seller of Goods, whether to reclaim Goods or stop Goods in transit or otherwise) of each Debtor other than any claim for wages, salary and other compensation of any Debtor as an employee, (iii) all direct or indirect additions to, all direct or indirect extensions, renewals and replacements of, all direct or indirect increases in, all direct or indirect profits, interest, dividends, distributions and other income and payments on account of, and all direct or indirect proceeds of any replacement, release, surrender, discharge, assignment, sale, lease, exchange, conversion or other transfer or disposition of, of any collection of, or of any exercise of any option or right of subscription relating to, any of the things described in clauses (i) and (ii) of this sentence, whether arising from any action taken by any Debtor or by the Secured Party or otherwise and whether arising from any exchange, conversion, stock split, spin-off, reclassification, merger, consolidation or other absorption, sale of assets or combination of shares or otherwise, (iv) all Proceeds and Products of any of the things described in clauses (i) through (iv) of this sentence and (v) all records (including, but not limited to, all records maintained on computer software and all schedules, invoices, shipping documents, delivery receipts, purchase orders and written agreements) of each Debtor evidencing, or otherwise relating to, any of the things described in clauses (i) through (iv) of this sentence.

      c. "Debtor" means (i) any of the undersigned or (ii) any Successor of any of the undersigned.

      d. "Equipment" has the meaning given it for purposes of Article 9 of the UCC, and, with respect to any Person, includes, but is not limited to, (i) any machinery, vehicle or furniture constituting equipment of such Person and (ii) any part, accessory, attachment, accession or tool installed in, affixed to, or used or intended to be used in connection with, any equipment of such Person.

      e. See Addendum.

      f. "General Intangible" has the meaning given it for purposes of Article 9 of the UCC, and, with respect to any Person, includes, but is not limited to,
(i) any computer software of such Person, (iii) any trademark, service mark, trade style, trade name, patent, copyright, license or franchise of such Person and (iv) goodwill of such Person.

      g. "Goods" has the meaning given it for purposes of Article 9 of the UCC, and, with respect to any Person, includes, but is not limited to, any Fixture, Equipment, Inventory or Farm Product of such Person.

      h. "Inventory" has the meaning given it for purposes of Article 9 of the UCC, and, with respect to any Person, includes, but is not limited to, any inventory of such Person that is returned, repossessed, reclaimed or stopped in transit or is raw material or work in process.

      i. "Obligations" means collectively all indebtedness, liabilities and obligations for the payment of money, regardless of kind, of class or of form and whether for the payment of principal or of interest or otherwise, incurred for any business, commercial, agricultural or consumer purpose or otherwise, now exiting or hereafter arising, created directly (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any overdraft) or by any assignment or other transfer, direct or indirect, absolute or contingent (including, but not limited to, all indebtedness, liabilities and obligations arising as a direct or indirect result of any guaranty, endorsement or other assurance or as a direct or indirect result of any letter of credit), similar or dissimilar, related or unrelated, due or not due, contractual or tortious, liquidated or unliquidated or arising by operation of law or otherwise, that are now or hereafter owing by any Debtor or Primary Obligor in any capacity, whether alone or otherwise, any Secured Party or the Secured Parties in any capacity, whether or not allowed as a claim against such Debtor or Primary Obligor in any case or other proceeding pursuant to any Bankruptcy Law.

      j. "Other Collateral" means, whether now existing or hereafter arising,
(i) any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, now or hereafter directly or indirectly securing the payment of, or otherwise now or hereafter directly or indirectly applicable to, any of the Obligations, except for the Collateral, (ii) any indebtedness, liability or obligation of the Secured Party to any Debtor, Primary Obligor or Other Obligor that is now or hereafter available for setoff by the Secured Party against any of the Obligations (including, but not limited to, any such indebtedness, liability or obligation arising as a direct or indirect result of any Instrument or Deposit Account) or (iii) any asset of any Debtor, Primary Obligor or Other Obligor that is now or hereafter subject to any banker's lien of the Secured Party.

      k. "Other Obligor" means, other than any Debtor or Primary Obligor, any Person (i) who or which is now or hereafter directly or indirectly liable for the payment of any of the Obligations, whether as a maker, drawer, acceptor, endorser, guarantor, surety or accommodation party or otherwise, (including, but not limited to, if any Debtor or Primary Obligor is a partnership, any general partner of such Debtor or Primary Obligor) or (ii) any asset of whom or of which now or hereafter directly or indirectly secures the payment of any of the Obligations.

      l. "Permitted Lien" means (i) any security interest in, or any other lien or encumbrance upon, any of the Collateral fully and accurately described in Exhibit A attached to and made a part of this Agreement, (ii) any security interest in, or any other lien or encumbrance upon, any of the Collateral in favor of the Secured Party, (iii) any lease of any Inventory included in the Collateral by any Debtor as a lessor in the ordinary course of his, her or its business and without interference with the conduct of his, her or its business or operations, (iv) any pledge or deposit of any Investment Property, Deposit Account or money included in the Collateral that is made by any Debtor in the ordinary course of his, her or its business (A) in connection with any workers' compensation, unemployment insurance, social security or similar statute, regulation or other law or (B) to secure the payment of any indebtedness, liability or obligation arising in connection with any letter of credit, bid, tender, trade or government contract, lease, statute, regulation or other law or surety, appeal or performance bond, or of any similar indebtedness, liability or obligation, not incurred in connection with the borrowing of any money or in connection with the payment of the deferred purchase price of any asset, (v) any attachment, levy or similar lien against any of the Collateral arising in connection with any action or other legal proceeding so long as (A) the validity of the claim or judgment secured thereby is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, (B) adequate reserves have been appropriately established for such claim or judgment, (C) the execution or other enforcement of such attachment, levy or similar lien is effectively stayed and (D) neither such claim or judgment nor such attachment, levy or similar lien has any material adverse effect on any Debtor or on the business, operations, assets, affairs or condition (financial or other) of any Debtor, (vi) any statutory lien upon any of the Collateral in favor of the United States for any amount paid to any Debtor as a progress payment pursuant to any government contract, (vii) any statutory lien upon any of the Collateral securing the payment of any tax, assessment, fee, charge, fine or penalty imposed by any government or political subdivision upon any Debtor or upon any of the assets, income and franchises of any Debtor or the payment of any demand or claim of any materialman, mechanic, carrier, warehouseman, garageman or landlord against any Debtor so long as such tax, assessment, fee, charge, fine, penalty, demand or claim is not yet due or (A) the validity of such tax, assessment, fee, charge, fine, penalty, demand or claim is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, (B) adequate reserves have been appropriately established for such tax, assessment, fee, charge, fine, penalty, demand or claim, (C) the execution or other enforcement of such statutory lien is effectively stayed and
(D) neither the failure to pay such tax, assessment, fee, charge, fine, penalty, demand or claim nor such statutory lien has any material adverse effect on any Debtor or on the business, operations, assets, affairs or condition (financial or other) of any Debtor or (viii) any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or similar title exception or encumbrance affecting the title to any Fixture included in the Collateral but not interfering with the conduct of the business or operations of any Debtor.

      m. "Person" means (i) any individual, corporation, partnership, joint venture, trust, unincorporated association, government or political subdivision,
(ii) any court, agency or other governmental authority or (iii) any other entity, body, organization or group.

      n. "Primary Obligor" means (i) the Borrower or (ii) any Successor of the Borrower.

      o. "Security Interest" means any security interest granted, or any assignment, pledge or hypothecation made, pursuant to Section 2a of this Agreement.

      p. "Successor" means, with respect to any Person, (i) if such Person is an individual, the estate of such Person, (ii) if such Person is not an individual, any direct or indirect successor of such Person (including, but not limited to, (A) if such Person is a corporation, any other corporation into which such Person is hereafter directly or indirectly merged, consolidated or otherwise absorbed and (B) if such Person is a partnership, any other partnership hereafter created as a direct or indirect result of the admission of any new partner or as a direct or indirect result of the death or withdrawal of any partner) or (iii) any other Person to whom or to which all or substantially all of the assets of such Person are hereafter directly or indirectly assigned or otherwise transferred.

      q. "Investment Property" has the meaning given it for purposes of Article 9 of the UCC.

17. Jurisdiction. DEBTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK STATE IN A COUNTY OR JUDICIAL DISTRICT WHERE THE SECURED PARTY MAINTAINS A BRANCH AND CONSENTS THAT THE SECURED PARTY MAY SERVE ANY SERVICE OF PROCESS BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE DIRECTED TO DEBTOR AT DEBTOR'S ADDRESS SET FORTH HEREIN AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED ON THE BUSINESS DAY AFTER DEPOSIT WITH SUCH COURIER; PROVIDED THAT NOTHING CONTAINED IN THIS AGREEMENT WILL PREVENT THE SECURED PARTY FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST DEBTOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF DEBTOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Debtor acknowledges and agrees that the venue provided above is the most convenient forum for both the Secured Party and Debtor. Debtor waives (i) any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement; (ii) any right to assert any counterclaim or setoff or any defense based upon a statute of limitations, upon a claim of laches or any other legal theory; and (iii) its right to attack a final judgment that is obtained as a direct or indirect result of any such action.

18. Waiver of Jury Trial. DEBTOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY DEBTOR AND THE SECURED PARTY MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO. DEBTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. DEBTOR ACKNOWLEDGES THAT THE SECURED PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

19. The attached Addendum is an integral part of this Security Agreement.

Dated September 3, 1999/20__            Commonwealth Scientific Corporation


                                        By: /s/ Emilio O. DiCataldo
                                        Name: Emilio O. DiCataldo
                                        Title: Chief Financial Officer

                                 ACKNOWLEDGMENT

STATE OF NEW YORK    )
                     :   SS.
COUNTY OF MONROE     )

On the 3rd day of SEPT. in the year 1999/20__, before me personally came EMILIO
O. DICATALDO

|_|  Individual(s)      to me known and known to me to be the person(s)
                        described in and who executed the above instrument, and __he (they jointly and severally) acknowledged to me that __he (they) executed the same.

|_| Partnership         to me known and known to me to be a general partner of
                        the partnership described in and which executed the above instrument, and __he duly acknowledged to me that __he executed the above instrument for and on behalf of said partnership.

|X| Corporation         to me known, who, being by me duly sworn, did depose and
                        say that, __he resides at 58 BRISTOL VIEW DR. FAIRPORT,
                        NY 14450; that __he is the CHIEF FINANCIAL OFFICER of
                        COMMONWEALTH SCIENTFIC CORP., the corporation described in and which executed the above instrument; and that __he signed his (her) name thereto by order of the board of directors of said corporation.

|_| LLC to me known, who, being duly sworn, did depose and say that __he resides at __________________________________;
                        that __he is the _______________________________________
                        of the limited company described in and which executed the above instrument; and that __he signed his (her) name thereto by order of the members/managers of said limited liability company.


                                      /s/ John D. Inzana
                                      -----------------------------------------
                                      Notary Public

                                          JOHN D. INZANA
                                          Notary Public in the State of New York
                                          Monroe County
                                          My commission Expires March 9, 2001

FOR SECURED PARTY USE ONLY:

Authorization confirmed.________________________________________________________

                     ADDENDUM TO GENERAL SECURITY AGREEMENT
                             DATED SEPTEMBER 3, 1999
                                   EXECUTED BY
                       COMMONWEALTH SCIENTIFIC CORPORATION
                                   IN FAVOR OF
               MANUFACTURERS AND TRADERS TRUST COMPANY AND OTHERS

      This ADDENDUM is made to a General Security Agreement ("Agreement"), dated September 3, 1999, executed by COMMONWEALTH SCIENTIFIC CORPORATION ("Debtor") in favor of MANUFACTURERS AND TRADERS TRUST COMPANY ("Bank") and others. This Addendum is an integral part of the Agreement.

      1. M&T Real Estate, Inc. ("RE") and M&T Financial Corporation ("MFC"), each of whose principal place of business is located at One M&T Plaza, Buffalo, New York, are each additional Secured Parties under this Agreement. Manufacturers and Traders Trust Company ("M&T"), RE and MFC are collectively referred to in this Agreement as "Secured Parties" and individually as a "Secured Party". M&T may also be at times referred to in this Agreement as "Bank". COMMONWEALTH SCIENTIFIC CORPORATION is at times referred to in this Agreement as "Debtor", "undersigned" and "Undersigned". All references in this Agreement to "Secured Party" shall be deemed to be to "Secured Parties or any Secured Party."

      2. The following is inserted between the words "General Intangibles" and "Instruments" in the fourth line of the first sentence of Section 16b (Definition of Collateral) of the preprinted portion of this Agreement:

            "(including but not limited to all patents and patent applications, rights under all licenses, trade secrets, trademarks, copyrights and other intellectual property of any nature or kind (collectively "Intellectual Property"), whether such Intellectual Property is now owned by the undersigned or in which the undersigned now has any interest or such Intellectual Property is hereafter acquired by the undersigned or in which the undersigned hereafter acquires any interest),"

      3. Section 16e of the preprinted form of the General Security Agreement is deemed deleted and replaced with the following:

            "e. An Event of Default occurs or exists at any time that an Event of Default occurs or exists under the Loan Agreement entered into by CVC Products, Inc. and Bank on March 31, 1998 ("Loan Agreement"), as the Loan Agreement is amended, extended or replaced from time to time."

      4. Notwithstanding anything to the contrary contained in the Agreement and this Addendum, Debtor is not granting the Bank a security interest in any rights under patent licenses if such a security interest would constitute a default under the applicable patent license.

      IN WITNESS WHEREOF, Debtor has executed this Addendum, together with the preprinted form of the Agreement, on the date indicated in the Acknowledgement.

                                       COMMONWEALTH SCIENTIFIC CORPORATION


                                       By: /s/ Emilio O. DiCataldo
                                           -------------------------------------
                                       Name: Emilio O. DiCataldo
                                       Title: Chief Financial Officer

STATE OF NEW YORK)
COUNTY OF MONROE) ss:

      On the 3rd day of September in the year 1999 before me, the undersigned, a Notary Public in and for said State, personally appeared Emilio 0. DiCataldo, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                      /s/ John D. Inzana
                                      -----------------------------------------
                                      Notary Public

                                          JOHN D. INZANA
                                          Notary Public in the State of New York
                                          Monroe County
                                          My Commission Expires March 9, 2001


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